                               February 27, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                        SMITH BARNEY WORLD FUNDS, INC.
                               125 Broad Street
                           New York, New York 10004

   Smith Barney World Funds, Inc., an open-end management investment company (the "Company"), offers a choice of two series companies (each a "fund"):

      The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation consistent with its policy of investing principally in high quality bonds of the United States and foreign governments.

      The International All Cap Growth Portfolio seeks total return on its assets from growth of capital and income. The fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of established foreign issuers.

   In either case, there can be no assurance that a fund will achieve its investment objective.

   Each fund offers three classes of shares which may be purchased at the next-determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares) and/or (ii) on a deferred basis (Class B and Class L shares). A fourth class of shares (Class Y shares) is sold at net asset value and is available only to investors investing a minimum of $5,000,000 with respect to the International All Cap Growth Portfolio and $15,000,000 with respect to the Global Government Bond Portfolio. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

   This Statement of Additional Information is not a prospectus. It is intended to provide more detailed information about Smith Barney World Funds, Inc. as well as matters discussed in the Prospectus of the applicable fund. Therefore, it should be read in conjunction with the Prospectus of the applicable fund dated February 27, 2004 which may be obtained from your Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent") or by writing to the Company at the address set forth above or calling the Company toll free at 800-451-2010.

   You may obtain a copy of the Company's 2003 Annual Reports to Shareholders without charge by writing to the Company at the address set forth above or calling the Company toll free at 800-451-2010.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
  Management of the Fund................................................   3
  Investment Policies...................................................   6
  Investment Practices..................................................   8
  Risk Factors..........................................................  21
  Investment Restrictions...............................................  25
  Taxes.................................................................  27
  IRA and Other Prototype Retirement Plans `............................  33
  Performance Information...............................................  34
  Determination of Net Asset Value......................................  38
  Purchase of Shares....................................................  39
  Exchange Privilege....................................................  44
  Redemption of Shares..................................................  45
  Dividends and Distributions...........................................  47
  Investment Management and Other Services..............................  47
  Custodian.............................................................  53
  Independent Auditors..................................................  53
  Voting................................................................  53
  Other Information about the Company...................................  56
  Financial Statements..................................................  57
  Appendix A--Ratings of Debt Obligations............................... A-1
  Appendix B--Summary of Proxy Voting Policies and Procedures........... B-1

                            MANAGEMENT OF THE FUND

Directors and Executive Officers

   Pertinent information about the Directors and Officers of the Company, including their principal occupations during the past five years (their titles may have varied during that period), is set forth below. Each Director is elected and holds office until his or her successor is elected and qualified. "Fund Complex" means the Company and any other investment companies associated with Citigroup Inc. ("Citigroup").

   Each Director and Officer of the Company noted as an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) is interested by virtue of his or her position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be interested persons of the Company, and are referred to as "Non-Interested Directors."

                                  Term of
                                  Office*                                      Number of
                                    and                                       Portfolios
                                 Length of                                      in Fund
                     Position(s)   Time                                         Complex
Name, Address, and    Held with   Served        Principal Occupation(s)        Overseen             Other Directorships
Age                    Company    (Years)         During Past 5 Years         by Director           Held by Director **
---                  ----------- --------- ---------------------------------- ----------- ---------------------------------------
Non-Interested Directors:
A.E. Cohen            Director     Since   Consultant to Chugai                    17     Director of Akzo Nobel NV, Teva
444 Madison Avenue                  1996   Pharmaceutical Co. Ltd.                        Pharmaceutical Inc., Ltd.; Director and
New York, NY 10022                                                                        Chairman of Chugai Pharmaceutical
Age 67                                                                                    Co. Ltd.; Director and Chairman of
                                                                                          Vasomedical, Inc., Neurobiological
                                                                                          Technologies Inc., Kramex Corporation
                                                                                          and Chugai USA Inc.

Robert A. Frankel     Director     Since   Managing Partner of Robert A.           24     None
1961 Deergrass Way                  1999   Frankel Managing Consultants;
Carlsbad, CA 92009                         Former Vice President of The
Age 76                                     Readers Digest Association, Inc.

Michael E. Gellert    Director     Since   General Partner of Windcrest            17     Director of Dalet S.A., (publicly held
122 East 42nd Street                1999   Partners, a venture capital                    French Company) Devon Energy Corp.,
New York, NY 10168                         firm                                           High Speed Access Corp., Humana,
Age 72                                                                                    Inc., (health benefits company)
                                                                                          SEACOR Smit, Inc. (offshore marine
                                                                                          services provider) and Six Flags, Inc.
                                                                                          (worldwide regional theme park
                                                                                          operators).

Rainer Greeven        Director     Since   Attorney, Rainer Greeven PC             17     Director of Continental Container
630 5th Avenue                      1994                                                  Corp.
New York, NY 10111
Age 67

Susan M. Heilbron     Director     Since   Owner/Consultant of Lacey &             17     None
P.O. Box 557                        1994   Heilbron, a public relations firm
Chilmark, MA 02535
Age 59
Interested Director:
R. Jay Gerken***      Chairman,    Since   Managing Director of Citigroup         221     None
Citigroup Asset       President     2002   Global Markets Inc. ("CGM");
 Management           and Chief            Chairman, President and Chief
("CAM")               Executive            Executive Officer of SBFM,
399 Park Avenue       Officer              Travelers Investment Adviser, Inc
4th Floor                                  ("TIA") and Citi Fund
New York, NY 10022                         Management Inc. ("CFM");
Age 52                                     President and Chief Executive
                                           Officer of certain mutual funds
                                           associated with Citigroup Inc.;
                                           Formerly, Portfolio Manager of
                                           Smith Barney Allocation Series
                                           Inc. (from 1996 to 2001) and Smith
                                           Barney Growth and Income Fund
                                           (from 1996 to 2001)
--------

* Each Director is elected until the Company's next annual meeting and until his or her successor is elected and qualified.
** This column includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), (i.e., "public companies") or other investment companies registered under the 1940 Act.
*** Mr. Gerken is an interested person of the Company because he is an officer of Smith Barney Fund Management ("SBFM" or the "Manager") and its affiliates.

                                          Term of
                                          Office*                                       Number of
                                            and                                        Portfolios
                                         Length of                                       in Fund
                           Position(s)     Time                                          Complex
                            Held with     Served         Principal Occupation(s)        Overseen   Other Directorships
Name, Address, and Age       Company      (Years)          During Past 5 Years         by Director Held by Director **
----------------------   --------------- --------- ----------------------------------- ----------- -------------------
Officers:

Andrew B. Shoup          Senior Vice       Since   Director of CAM; Senior Vice            N/A             N/A
CAM                      President         2003    President and Chief Administrative
125 Broad Street         and Chief                 Officer of mutual funds associated
10th Floor               Administrative            with Citigroup; Head of
New York, NY 10004       Officer                   International Funds Administration
Age 47                                             of CAM (from 2001 to 2003);
                                                   Director of Global Funds
                                                   Administration of CAM (from
                                                   2000 to 2001); Head of U.S.
                                                   Citibank Funds Administration of
                                                   CAM (from 1998 to 2000)

Richard L. Peteka        Chief Financial   Since   Director of SSB; Director and           N/A             N/A
CAM                      Officer and        2002   Head of Internal Control for
125 Broad Street         Treasurer                 Citigroup Asset Management U.S.
11th Floor                                         Mutual Fund Administration from
New York, NY 10004                                 1999-2002; Vice President, Head
Age 43                                             of Mutual Fund Administration and
                                                   Treasurer at Oppenheimer Capital
                                                   (from 1996 to1999)

Jeffery J. Russell       Vice President    Since   Managing Director of CGM                N/A             N/A
CAM                      and Investment     1994
399 Park Avenue          Officer
4th Floor
New York, NY 10022
Age 46

Denis Mangan             Vice President    Since   Managing Director of CGM                N/A             N/A
CAM                      and Investment     2000
399 Park Avenue          Officer
4th Floor
New York, NY 10022
Age 50

Kaprel Ozsolak           Controller        Since   Vice President of CGM                   N/A             N/A
CAM                                         2002
125 Broad Street
11th Floor
New York, NY 10004
Age 38

Robert I. Frenkel        Secretary         Since   Managing Director and General           N/A             N/A
CAM                      and Chief         2003    Counsel of Global Mutual Funds
300 First Stamford Place Legal Officer             for CAM and its predecessor (since
4th Floor                                          1994); Secretary of CFM;
Stamford, CT 06902                                 Secretary and Chief Legal Officer
Age 48                                             of mutual funds associated with
                                                   Citigroup

Andrew Beagley           Chief             Since   Director of CGM (since 2000);           N/A             N/A
CAM                      Anti-Money        2002    Director of Compliance, North
399 Park Avenue          Laundering                America, CAM (since 2000); Chief
New York, NY 10022       Compliance                Anti-Money Laundering
Age 40                   Officer                   Compliance Officer of mutual funds
                                                   associated with Citigroup Inc.;
                                                   Director of Compliance, Europe, the
                                                   Middle East and Africa, CAM (from
                                                   1999 to 2000); Compliance Officer,
                                                   Salomon Brothers Asset
                                                   Management Limited, Smith Barney
                                                   Global Capital Management Inc.,
                                                   Salomon Brothers Asset
                                                   Management Asia Pacific Limited
                                                   (from 1997 to 1999)

--------
* Each Director is elected until the Company's next annual meeting and until his or her successor is elected and qualified.
** This column includes only directorships of companies required to register, or file reports with the SEC under the 1934 Act (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The Board of Directors is responsible for managing or directing the management of each fund's business affairs, including each fund's compliance with federal and state laws and its stated policies. The officers of the Company are responsible for overseeing each fund's day-to-day operations.

   The Board has a standing Audit Committee comprised of all of the Non-Interested Directors. The Audit Committee oversees the scope of the funds' audits, the funds' accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the Non-Interested Directors for their ratification, the selection, appointment, retention or termination of the funds' independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent auditors to the Manager and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.

   The Board also has a standing Governance Committee. All Non-Interested Directors are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Governance Committee did not meet during the most recent fiscal year.

   The following table sets forth the dollar range of equity securities in the fund beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the Fund Complex as of December 31, 2003:

                                                                 Aggregate Dollar Range of
                                                                 Equity Securities in All
                                                                   Registered Investment
                                                                   Companies overseen by
                               Dollar Range of Equity Securities   director in Family of
Name of Director                        in the Company             Investment Companies
----------------               --------------------------------- -------------------------
Abraham E. Cohen..............               none                          none
Robert A. Frankel.............               none                     $10,001-$50,000
Michael E. Gellert............               none                      Over $100,000
Rainer Greeven................               none                          none
Susan M. Heilbron.............               none                          none
R. Jay Gerken.................         $50,001-$100,000                over $100,000

   Citigroup has invested approximately $8-10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Michael Gellert is the general partner, has also invested in Virtual Growth Inc. Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the current balance on that line of credit was $0 as of December 31, 2003. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert's name; the balance on that line of credit as of December 31, 2003, is $0.

   The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and Interested Directors of the Company are compensated by CGM.

                                                   Compensation
                                                   from Company
                                                     and Fund      Number of Funds
                                     Aggregate        Complex         for Which
                                    Compensation Paid to Directors Director Serves
                                    From Company   Calendar Year       Within
Name of Person                      FYE 10/31/03  Ended 12/31/03    Fund Complex
--------------                      ------------ ----------------- ---------------
Abraham E. Cohen...................    2,940          25,500              17
Robert A. Frankel..................    3,540          73,450              24
Michael Gellert....................    3,239          25,400              17
Rainer Greeven.....................    3,239          27,100              17
Susan M. Heilbron..................    3,239          27,100              17
R. Jay Gerken......................     None            None             221

   As of February 13, 2004, Directors and Officers owned in the aggregate less than 1% of the outstanding securities of the Company.

                              INVESTMENT POLICIES

   Each fund's investment objectives may be changed only by the "vote of a majority of the outstanding voting securities" as defined in the 1940 Act. However, each fund's investment policies are nonfundamental, and thus may be changed by the Board of Directors, provided such change is not prohibited by the fund's fundamental investment restrictions (described under Investment Restrictions) or applicable law, and any such change is first disclosed in the then-current prospectus. Refer to "Investment Practices" and "Risk Factors" for further information on the funds' investments.

   Under unusual economic or market conditions as determined by the Manager, for defensive purposes each fund may depart from its principal investment strategies and temporarily invest all or a major portion of its assets in all types of money market and short-term debt securities (including U.S. money market securities) or cash. To the extent a fund's assets are invested for temporary defensive purposes, they will not be invested in a manner designed to achieve that fund's investment objective. Although these specific investment policies may be changed without shareholder approval, each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% investment policy.

Global Government Bond Portfolio

   Under normal market conditions, the Global Government Bond Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high quality bonds issued or guaranteed by the United States or foreign governments (including foreign states, provinces, cantons and municipalities) or their agencies, authorities, or instrumentalities denominated in various currencies, including U.S. dollars, or in multinational currency units, such as the Euro. Except with respect to government securities of less developed countries (see below), the fund invests in foreign government securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's Investors Service, Inc. ("Moody's") or the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") (see "Appendix A--Ratings of Debt Obligations"), or if unrated, are of comparable quality in the determination of the Manager. The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors on at least 60 days' notice to shareholders.

   Consistent with its investment objective, under normal circumstances the fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in debt obligations (including debt obligations convertible into common stock) that are rated A or better at the time of purchase, or, if unrated, are of comparable quality, of United States or foreign corporations and financial institutions and supranational entities. Supranational entities are international organizations, organized or supported by government entities to promote economic reconstruction or development and by international banking institutions and related government agencies. The supranational entities in which the fund may invest are the World Bank, the Asian Development Bank, the European Economic Community, the European Investment Bank, Eurofima, Euratom, Council of Europe, the European Bank for Construction and Development, the International Finance Corporation and the Nordic Investment Bank. Any non-government investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, are determined by the Manager to be of comparable quality. For certain risks associated with investments in foreign issues, see "Risk Factors."

   The fund is organized as a non-diversified series and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industrialized countries) which the Manager believes to pose limited credit risks. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The fund also will invest in securities denominated in the currencies of such countries or in multinational currency units. Under normal market conditions the fund invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the fund's total assets. Allocation of the fund's investments will depend upon the relative attractiveness of the global markets and particular issuers. Concentration of the fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

   In seeking to achieve the fund's investment objective of current income, the Manager considers and compares the relative yields of obligations of various developed nations, while, in seeking to achieve the fund's objective of capital appreciation, the Manager considers all of the following factors, especially changes in currency values against the U.S. dollar. The Manager allocates the fund's assets among securities of countries and in currency denominations where opportunities for meeting the fund's investment objectives are expected to be the most attractive. The Manager selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of funds available for investment in the world bond market relative to the demands placed upon it. The Manager generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase, and conversely, a decline in the exchange rate of the currency normally would adversely affect the value of the security expressed in dollars. Similarly, a decline in interest rates on debt obligations generally increases the value of debt obligations, and conversely, an increase in interest rates generally decreases the value of such obligations.

   The fund may invest from time to time in government securities, including loan assignments and loan participations, of less developed countries. These include all countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Countries may be added to or deleted as economic and political conditions warrant. Historical experience indicates that the markets of less developed countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often provide rates of return to investors commensurate with the credit and market risks. The Manager does not intend to invest more than 10% of the fund's assets in the government securities of less developed countries and will not invest more than 5% of the fund's assets in the government securities of any one such country. Such investments may be unrated or rated below investment grade or may be in default. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and involve major risk exposure to adverse business, financial, economic, and political conditions, whether or not occurring within the issuers' borders.

International All Cap Growth Portfolio

   Under normal market conditions, the International All Cap Growth Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to obtain such securities, and may invest up to 20% of the fund's assets in bonds, notes and other debt securities (consisting of securities issued in the Eurocurrency markets, obligations of the United States or foreign governments and their political sub-divisions or established non-United States issuers).

   In seeking to achieve its objective, the fund presently expects to invest its assets primarily in common stocks of established non-United States companies which in the opinion of the Manager have potential for growth of capital.

   Except as otherwise provided, the fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the Manager may determine from time to time. Allocation of the fund's investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

   It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, United States securities exchanges and over-the-counter markets.

   To the extent that the fund's assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. and foreign high quality money market instruments and equivalents.

                             INVESTMENT PRACTICES

   Each of the following investment practices is subject to the limitations set forth under "Investment Restrictions."

EQUITY SECURITIES

   Common Stocks (International All Cap Growth Portfolio). The International All Cap Growth Portfolio may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stocks and Convertible Securities (both funds). Each fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

   Warrants (International All Cap Growth Portfolio). The International All Cap Growth Portfolio may purchase warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITs (both funds). Each fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

   Illiquid and Restricted Securities (both funds). Each fund may invest up to 15% of its net assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")), with contractual or other restrictions on resale and other instruments that are not readily marketable.

   American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") (International All Cap Growth Portfolio). The International All Cap Growth Portfolio may purchase ADRs, EDRs and GDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

FIXED INCOME SECURITIES

   To the extent that a fund may invest in fixed income securities, it may invest in the securities described below, unless otherwise noted.

   Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

   U.S. Government Securities. The U.S. Government securities in which the funds may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. Mortgage participation certificates issued by FHLMC generally represent ownership interests in a pool of fixed-rate conventional mortgages. Timely payment of principal and interest on these certificates is guaranteed solely by the issuer of the certificates. Other investments will include Government National Mortgage Association Certificates ("GNMA Certificates"), which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. While the U.S. Government guarantees the payment of principal and interest on GNMA Certificates, the market value of the securities is not guaranteed and will fluctuate.

   Sovereign Debt Obligations. A fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

   Loans and Other Direct Debt Instruments. A fund may purchase interests in amounts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a fund to supply additional cash to the borrower on demand.

   Floating and Variable Rate Income Securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter-Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

   Zero Coupon, Discount and Payment-in-kind Securities. A fund may invest in "zero coupon" and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment in kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

   Premium Securities. A fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. In such cases the purchase of such securities provides a fund a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. If securities purchased by a fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, a fund will recognize a capital loss if it holds such securities to maturity.

   Yankee Bonds. A fund may invest in U.S. dollar denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

   Loan Participations and Assignments. A fund may invest a portion of its assets in loan participations ("Participations"). By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund's having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. A fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by the Manager to be creditworthy.

   A fund also may invest in assignments of portions of loans from third parties ("Assignments"). When it purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. A fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities or purposes of valuing the fund's portfolio and calculating its net asset value.

   Short-Term Investments. In certain circumstances the funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a fund is investing in short-term investments as a temporary defensive posture, such fund's investment objective may not be achieved.

   Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as a fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the fund's net assets would be invested in such notes and other illiquid securities.

   Commercial Bank Obligations. For the purposes of each fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and foreign branches.

DERIVATIVE CONTRACTS

   Options, Futures and Currencies (All funds). Each fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. These hedging techniques are described in detail below.

   Writing Covered Call Options (All funds). Each fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Manager and the Company believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the funds will not do.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each fund's investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account with the fund's custodian.

   The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

   Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

   Each fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by each fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

   Each fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   Purchasing Put Options (All funds). Each fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

   Each fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

   Each fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by a fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

   Purchasing Call Options (All funds). Each fund may purchase call options. As the holder of a call option, a fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   Each fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return.

   Interest Rate and Currency Futures Contracts (All funds). Each fund may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund. A fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce the fund's exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

   Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures

Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. The Company intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

   Each fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or Futures Contracts will be purchased to protect a fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The International All Cap Growth Portfolio may also enter into Futures transactions for non-hedging purposes, subject to applicable law. As a matter of fundamental policy, the Global Government Bond Portfolio will enter into transactions in Futures Contracts and options on Futures Contracts only for hedging purposes.

   "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate Futures trading and to maintain the fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open Futures Contracts. Each fund expects to earn interest income on its margin deposits.

   Options on Futures Contracts (All funds). Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on Futures, each fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

   To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

   The Global Government Bond Portfolio has as a fundamental policy that it may not enter into a Futures Contract or a commodity option if, as a result thereof, more than 5% of the fund's total assets (taken at market value at the time of entering into the contract or commodity option) would be committed to initial margin on futures contracts and premiums on commodity options. The International All Cap Growth Portfolio is not subject to this policy. Neither fund is a commodity pool. Each fund is operated by a person who has claimed an exemption from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to a registration and regulation under the Commodity Exchange Act. As a result, neither fund is restricted in its ability to enter into futures contracts and options thereon under regulations of the Commodity Futures Trading Commission ("CFTC").

   Forward Currency Contracts, Options on Currency and Currency Swaps (All funds). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Each fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the fund's assets that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. Each fund, however, may enter into forward contracts with deposit requirements or commissions.

   A put option gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

   Each fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   A fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

   Interest Rate Swaps, Caps and Floors (All funds). Among the hedging transactions into which the funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Each fund intends to use these transactions as a hedge and not as a speculative investment. Neither fund will sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

   A fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Manager and the funds believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to their borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   New options and Futures Contracts and various combinations thereof continue to be developed and the funds may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.

OTHER PRACTICES

   Repurchase Agreements (All funds). Each fund may enter into repurchase agreements. The International All Cap Growth Portfolio may invest in repurchase agreements up to 25% of its total assets. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is each fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a fund which are collateralized primarily by the securities subject to repurchase. A fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, the Manager monitors the creditworthiness of all issuers with which each fund enters into repurchase agreements.

   Reverse Repurchase Agreements (All funds). Each fund does not currently intend to commit more than 5% of its net assets to reverse repurchase agreements. Each fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by a fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Company can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Company intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund's assets. The Company's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

   Borrowing (All funds). Each fund may borrow up to 33% of the value of its total assets from banks for temporary or emergency purposes, such as to meet the fund's redemptions.

   Leverage (International All Cap Growth Portfolio). The International All Cap Growth Portfolio may borrow from banks, on a secured or unsecured basis, up to 33% of the value of its total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the fund's performance if they exceed the associated borrowing costs, but will impair the fund's performance if they are less than the borrowing costs. This speculative factor is known as "leverage."

   Leverage creates an opportunity for increased returns to shareholders of a fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the fund's shares and in the fund's yield. Although the principal or stated value of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the fund.

   Securities Lending (All funds). The Global Government Bond Portfolio may lend securities in amounts up to one-third of its total assets. The International All Cap Growth Portfolio may lend securities in amounts up to 15% of its total assets. Each fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. Government obligations equal to no less than the market value, determined daily, of the securities loaned. Each fund will receive amounts equal to dividends or interest on the securities loaned. However, payments received by a fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below). Each fund will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Company may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, the Manager will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the fund's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, neither fund will make loans to other persons.

   When-Issued and Delayed Delivery Securities (All funds). Each fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. State Street Bank and Trust Company, the Company's custodian (the "Custodian") will maintain, in a segregated account of the applicable fund, cash, debt securities of any grade or equity securities, having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are market to market daily, pursuant to guidelines established by the Directors. The Custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time a fund enters into the commitment and no interest accrues to the fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

   Short Sales. (All funds) Each fund may sell securities "short against the box." While a short sale is the sale of a security the fund does not own, it is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   Illiquid and Restricted Securities (All funds). Each fund may purchase securities that are restricted as to resale ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"). Some restricted securities can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Board of Directors may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a fund's restriction on illiquid investments. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

   Swaps (International All Cap Growth). The fund may enter into equity swap agreements. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, the Portfolio would generally have to own other assets returning approximately the same amount as the interest rate payable by the Portfolio under the swap agreement. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The "notional amount" of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange.

   Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Portfolio is not limited to any particular form or variety of swap agreement if management determines it is consistent with the fund's investment objective and policies.

                                * * * * * * * *

   The Company's Articles of Incorporation permit the Board of Directors to establish additional series of the Company from time to time. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board of Directors at the time such funds were established and may differ from those set forth in the Prospectuses and this Statement of Additional Information.

                                 RISK FACTORS

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Non-Diversification and Geographic Concentration. Funds that are "non-diversified" are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, and thus may be subject to greater credit and liquidity risks with respect to their individual portfolios than a fund that is more broadly diversified. In addition, concentration of a fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

   Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following:

          Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

          Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

          Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

   Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

   Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

   Each fund may invest in closed-end investment companies that concentrate their investments in the securities of a particular country. In accordance with the 1940 Act, each fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for a fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

   In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts a fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

   Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

   Derivative Instruments. In accordance with its investment policies, each fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

   Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

   Special Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if, at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. A fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where a fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

   Furthermore, in the case of a Futures Contract purchase, in order to be certain that each fund has sufficient assets to satisfy its obligations under a Futures Contract, the fund segregates and commits to back the Futures Contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   European Monetary Union (EMU). As part of EMU, on January 1, 1999 11 European countries adopted a single common currency--the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. However, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds' portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.

                            INVESTMENT RESTRICTIONS

   The Company has adopted the following fundamental restrictions, which cannot be changed without approval by a "vote of a majority of the outstanding voting securities" of each fund affected by the change as defined in the 1940 Act and Rule 18f-2 thereunder (see "Voting"). The Company also has adopted certain non-fundamental policies, which can be changed without shareholder approval. These policies are described in more detail below.

   Without the approval of a majority of its outstanding voting securities, the Global Government Bond Portfolio may not:

      1. Change its subclassification as an open-end fund.

      2. Change its subclassification as a non-diversified company

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      5. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      6. Issue senior securities.

      7. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      8. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

      9. Enter into a Futures Contract or a commodity option other than for bona fide hedging purposes and, if, as a result thereof, more than 5% of the fund's total assets (taken at market value at the time of entering into the contract or commodity option) would be committed to initial margin on futures contracts and premiums on commodity options all within the meaning of Regulation 4.5 of the CFTC.

   In addition, the following policies have also been adopted by the Global Government Bond Portfolio but are not fundamental and accordingly may be changed by approval of the Board of Directors. The fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Have more than 15% of its total assets at any time invested in or subject to puts, calls or combinations thereof.

      3. Invest in companies for the purpose of exercising control or management.

      4. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      5. Invest in securities of another investment company except as permitted by Section 12(d)(1)(A) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

      6. Invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

      7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in or sponsor such programs.

      8. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

   Without the approval of a majority of its outstanding voting securities, the International All Cap Growth Portfolio may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      4. Borrow money, except that (a) the Portfolio may borrow from banks under certain circumstances where the fund's Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the fund's return from investments of the proceeds of the borrowing in portfolio securities or (ii) meeting redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

      5. Make loans, this restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, as amended, in disposing of portfolio securities.

      7. Issue "senior securities".

   In addition, the following policies have also been adopted by the International All Cap Growth Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Purchase interests in oil, gas and/or mineral exploration or development programs (including mineral leases), except for purchases of currencies and futures and options and other related contracts as described in the Prospectus from time to time and except for the purchase of marketable securities issued by companies that have such interests.

      3. Purchase securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that each of the funds may also purchase shares of other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act.

      4. Make investments in securities for the purpose of exercising control or managing the issuer.

      5. Purchase securities of any issuer (including any predecessor) which has been in operation for less than three years if immediately after such purchase more than 5% of the value of the total assets of the fund would be invested in such securities.

      6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. This summary does not address all of the potential U.S.

federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

   Each fund intends to continue to qualify to be treated as a separate regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   On October 31, 2003, the unused capital loss carryovers, by fund, were approximately as follows: Global Government Bond Portfolio, $690,000, expiring on October 31, 2008, and International All Cap Growth Portfolio, $8,820,000, expiring on October 31, 2009. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover.

   The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   A fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   A fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a fund were to make an election, shareholders of the fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

   Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

   If a fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, a fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, a fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

   Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates. Since the Global Government Bond Portfolio invests primarily in fixed income government securities, it does not anticipate that a significant portion of its dividends will be eligible for treatment as qualified dividend income.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Backup Withholding. A fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

Notices; Other Taxes

   Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

   Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                   IRA AND OTHER PROTOTYPE RETIREMENT PLANS

   Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Company or CGM. Investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension--IRA

   If you or your spouse have earned income, each of you may establish an Individual Retirement Account ("IRA") and make maximum annual contributions equal to the lesser of earned income or $3,000 ($3,500 if you are age 50 or older by the end of the year). Married couples where one spouse is non-working may contribute a total of $6,000 ($7,000 if both you and your spouse are age 50 or older by the end of the year) annually to their IRAs.

   If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 2004, a full deduction is permitted if your combined AGI is $65,000 or less ($45,000 for unmarried individuals); a partial deduction will be allowed when AGI is more than $55,000 but less than $75,000 (more than $45,000 but less than $55,000 for an unmarried individual); and no deduction when AGI is above $75,000 ($55,000 for an unmarried individual). However, if you are married and your spouse is covered by an employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted for AGI of $160,000 or above.

   The rules applicable to so-called "Roth IRAs" differ from those described above.

   A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

   An employer who has established a Simplified Employee Pension--IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual deductible contribution of 25% (up to $40,000) of each participant's compensation. Compensation is capped at $200,000 for 2004.

Paired Defined Contribution Prototype

   Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Company through the CGM Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of participants of up to 25% of compensation, but not to exceed $41,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

                            PERFORMANCE INFORMATION

   From time to time the Company may advertise a fund's total return, average annual total return and yield in advertisements. The Company may also quote the funds' total return that eliminates the sales charge or the initial investment. In addition, in other types of sales literature the Company may include a fund's current dividend return. These figures are based on historical earnings and are not intended to indicate future performance. The total returns below show what an investment in the fund would have earned over a specified period of time (one, five, or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the funds through the period ended October 31, 2003 for the one, five and ten year periods and since inception:

                         Average Annual Total Returns

                                                                                        Since
                                              5 Year              10 Year             Inception   Since
                                              Average    5 Year   Average   10 Year    Average  Inception
         Name of Fund           Class 1 Year  Annual   Cumulative Annual   Cumulative  Annual   Cumulative
         ------------           ----- ------  -------  ---------- -------  ---------- --------- ----------
International All Cap Growth/1/
Inception: 2-18-86.............   A   12.32%   (6.23)%   (27.49)%  (1.19)%   (11.27)%    5.50%    157.97%
Inception: 11-7-94.............   B   12.33%   (6.14)%   (27.16)%    n/a        n/a     (2.34)%   (19.13)%
Inception: 1-4-93..............   L   16.14%   (6.05)%   (26.80)%  (1.48)%   (13.89)%    1.65%     19.36%
Inception: 6-15-94.............   Y   18.58%   (4.90)%   (22.23)%    n/a        n/a     (0.72)%    (6.54)%

Global Government Bond
Inception: 7-22-91.............   A   (3.38)%   3.12%     16.59%    5.10%     64.44%     6.47%    115.98%
Inception: 11-18-94............   B   (3.90)%   3.30%     17.80%     n/a        n/a      5.92%     67.29%
Inception: 1-4-93..............   L   (0.37)%   3.60%     19.32%    5.05%     63.60%     6.07%     89.21%
Inception: 2-19-93.............   Y    1.51%    4.46%     24.36%    5.80%     75.79%     6.64%     98.96%

--------
/1/ The International All Cap Growth Portfolio's performance record includes the performance of the Fenimore International Fund through November 22, 1991. The shareholders of the Fenimore International Fund approved a reorganization with the fund at their October 31, 1991 shareholder's meeting. As a result, all shares of the Fenimore International Fund were exchanged at the close of business on November 22, 1991 for shares of the fund. Prior to November 22, 1991 the fund had not made an offering of its shares.

   The total returns below show what an investment in a fund would have earned over a specified period of time (one year, five years, ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by that fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the funds through the period ended October 31, 2003 for the one, five and ten year periods and since inception:

                        Aggregate Annual Total Returns

                                                                                       Since
                                             5 Year              10 Year             Inception   Since
                                             Average    5 Year   Average   10 Year    Average  Inception
         Name of Fund           Class 1 Year Annual   Cumulative Annual   Cumulative  Annual   Cumulative
         ------------           ----- ------ -------  ---------- -------  ---------- --------- ----------
International All Cap Growth/1/
Inception: 2-18-86.............   A   18.28%  (5.26)%   (23.68)%  (0.68)%    (6.58)%    5.80%    171.45%
Inception: 11-7-94.............   B   17.33%  (6.00)%   (26.61)%    n/a        n/a     (2.34)%   (19.13)%
Inception: 1-4-93..............   L   17.14%  (6.05)%   (26.80)%  (1.48)%   (13.89)%    1.65%     19.36%
Inception: 6-15-94.............   Y   18.58%  (4.90)%   (22.23)%    n/a        n/a     (0.72)%    (6.54)%

Global Government Bond
Inception: 7-22-91.............   A    1.13%   4.07%     22.09%    5.59%     72.21%     6.88%    126.24%
Inception: 11-18-94............   B    0.53%   3.49%     18.70%     n/a        n/a      5.92%     67.29%
Inception: 1-4-93..............   L    0.61%   3.60%     19.32%    5.05%     63.60%     6.07%     89.21%
Inception: 2-19-93.............   Y    1.51%   4.46%     24.36%    5.80%     75.79%     6.64%     98.96%

--------
/1/ The International All Cap Growth Portfolio's performance record includes the performance of the Fenimore International Fund through November 22, 1991. The shareholders of the Fenimore International Fund approved a reorganization with the fund at their October 31, 1991 shareholder's meeting. As a result, all shares of the Fenimore International Fund were exchanged at the close of business on November 22, 1991 for shares of the fund. Prior to November 22, 1991 the fund had not made an offering of its shares.

   Note that, (i) prior to June 12, 1998, Class L shares were called Class C shares; (ii) prior to November 7, 1994, Class C shares were called Class B shares; and (iii) prior to November 7, 1994, Class Y shares of Global Government Bond Portfolio were called Class C shares. Note further, that effective October 3, 1994, with respect to the International All Cap Growth, Class C shares of such fund were reclassified as additional Class A shares.

Average Annual Total Return

   "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

  Where: P   =   a hypothetical initial payment of $ 1,000.
         T   =   average annual total return.
         n   =   number of years.
         EVR =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of a fund.

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D\\

     Where: P        =   a hypothetical initial payment of $ 1,000.
            T        =   average annual total return (after taxes on
                         distributions).
            n        =   number of years.
            ATV\\D\\ =   ending value of a hypothetical $1,000 investment
                         made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                         (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\

    Where: P         =   a hypothetical initial payment of $ 1,000.
           T         =   average annual total return (after taxes on
                         distributions and redemption).
           n         =   number of years.
           ATV\\DR\\ =   ending value of a hypothetical $1,000 investment
                         made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                         (or fractional portion thereof), after taxes on fund distributions and redemption.

Yield

                                                a - b
             Yield is calculated: YIELD =   2[( ------ +1) /6/ -1]
                                                  cd

  Where: a   =   dividends and interest earned during the period.
         b   =   expenses accrued for the period (net of reimbursements)
         c   =   the average daily number of shares outstanding during the
                 period that were entitled to receive dividends
         d   =   the maximum offering price per share on the last day of the period

Non-Standardized Performance

   A Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation) if the measurement reflects all elements of return.

   The Global Government Bond Portfolio's yield is computed by dividing the net investment income per share earned during a specified thirty-day period by the maximum offering price per share on the last day of such period and analyzing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the portfolio; income on short-term obligations is based on current payment rate. For the thirty-day period ended October 31, 2003, the portfolio's Class A share, Class B share, Class L share and Class Y share yields were 1.91%, 0.94%, 1.00% and 2.62%, respectively.

   The Company calculates current dividend return for each fund by dividing the dividends from investment income declared during the most recent twelve months by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. From time to time, the Company may include the fund's current dividend return in information furnished to present or prospective shareholders and in advertisements.

   Each fund's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the fund's current dividend return to yields published for other investment companies and other investment vehicles. Current dividend return should also be considered relative to changes in the value of the fund's shares and to the risks associated with the fund's investment objective and policies. For example, in comparing current dividend returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

   Standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

   Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of the fund changes in response to fluctuations in market conditions, interest rates and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.

   A fund may from time to time compare its investment results with the following:

      (1) Various Citigroup World Bond Indices and J.P. Morgan Global Bond Indices, which measure the total return performance of high-quality securities in major sectors of the worldwide bond markets.

      (2) The Lehman Brothers Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding foreign bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage-backed securities), and all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations), or other similar indices.

      (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

      (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

      (5) Data and mutual fund rankings published or prepared by Lipper, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

      (6) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

      (7) S&P 500 Index ("S&P 500") which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

      (8) Citigroup Broad Investment Grade Bond Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

      (9) Dow Jones Industrial Average which is a price-weighted average of 30 actively traded stocks of highly reputable companies prepared by Dow Jones & Co.

      (10) Financial News Composite Index.

      (11) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 800 companies of Europe, Australia and the Far East.

      (12) Data and comparative performance rankings published or prepared by CDA Investment Technologies, Inc.

      (13) Data and comparative performance rankings published or prepared by Wiesenberger Investment Company Service.

   Indices prepared by the research departments of such financial organizations as Citigroup, Inc., Merrill Lynch, Bear Stearns & Co., Inc., Morgan Stanley, and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board. In addition, performance rankings and ratings reported periodically in national financial publications, including but not limited to Money Magazine, Forbes, Business Week, The Wall Street Journal and Barron's may also be used. Each fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper, Inc., Morningstar, Inc. and other financial publications.

                       DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each fund normally is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of the Class outstanding. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed for the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Securities for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in these investments or an independent pricing service approved by the Board of Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund's net assets, and current market value of such options sold by the fund will be subtracted from the fund's net assets. Any other investments of the fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that the fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the Manager.

   Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.

   Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.

   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 p.m. on each day that the NYSE is open will be reflected in the fund's net asset value if the Manager, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that fund.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the Prospectuses for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                       Offering Price           Offering Price International
                                 Global Gov't Bond Portfolio      All Cap Growth Portfolio
                               ------------------------------  -----------------------------
                               of Sales Charge  Sales Charge    Sales Charge   Sales Charge
                                   as % of         as % of       as a % of       as a % of
Amount Investment              Offering Price  Amount Invested Offering Price Amount Invested
-----------------              --------------- --------------- -------------- ---------------
Less than $25,000.............      4.50%           4.71%           5.00%          5.26%
$ 25,000 - 49,999.............      4.00            4.17            4.00           4.17
$ 50,000 - 99,999.............      3.50            3.63            3.50           3.63
$100,000 - 249,999............      2.50            2.56            3.00           3.09
$250,000 - 499,999............      1.50            1.52            2.00           2.04
$500,000 and over.............       -0-             -0-               *              *

--------
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Citigroup Global Markets Inc., which compensates Smith Barney Financial Consultants and Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of a Fund through an omnibus account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 ($5,000,000 for International All Cap Growth Portfolio) (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CititStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

   Investors may purchase shares from a Service Agent or a Smith Barney Financial Consultant. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. ("sub-transfer agent") are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000 ($5,000,000 for International All Cap Growth Portfolio). Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

   Purchase orders received by the fund or a Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with
CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement;
(j) purchases by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs; (l) separate accounts used to fund certain
Section 403(b) or 401(a) or (k) accounts; (m) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and (n) purchases by executive deferred compensation plans participating on the Citigroup Global Markets Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). For International All Cap Growth Portfolio, investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the fund and agree to purchase a total of $5,000,000 of Class Y of the fund within 6 months of the date of the Letter. For Global Government Bond Portfolio, investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, or $5 million is not made within 6 months for the International All Cap Growth Portfolio, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders. See "Smith Barney Funds Retirement Program."

                             Deferred Sales Charge

                                       Global Government International All Cap
  Year Payment Was Made Since Purchase  Bond Portfolio     Growth Portfolio
  ------------------------------------ ----------------- ---------------------
          First.......................       4.50%               5.00%
          Second......................       4.00                4.00
          Third.......................       3.00                3.00
          Fourth......................       2.00                2.00
          Fifth.......................       1.00                1.00
          Sixth and thereafter........       0.00                0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Funds Retirement Program

   Each fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

                              EXCHANGE PRIVILEGE

General

   Except as otherwise noted below, shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

   Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

   Additional Information Regarding Exchanges. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the funds and their shareholders. Accordingly, if the Manager, in its sole discretion, determines that an investor has engaged in excessive trading, a fund, with or without prior notice, may temporarily or permanently terminate that investor's exchange privileges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the funds directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, a Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                             REDEMPTION OF SHARES

   Each fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

   The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

   Smith Barney World Funds, Inc./[name of fund]
   Class A, B, L or Y (please specify)
   c/o PFPC Inc.
   P.O. Box 9699
   Providence, Rhode Island 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

   Automatic Cash Withdrawal Plan. Each fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of a fund. Any applicable deferred sales charge will be waived on amounts withdrawn by a shareholder that do not exceed 1.00% per month of the value of the shareholder's shares subject to the deferred sales charge at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the deferred sales charge.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant or your Service Agent or the sub-transfer agent.

   Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

   Redemptions. Redemption requests of up to $10,000 of any class or classes of shares of a fund may be made by eligible shareholders by calling the sub-transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time) on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program. Neither fund nor the funds' respective agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   Share Certificates. The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                          DIVIDENDS AND DISTRIBUTIONS

   The International All Cap Growth Portfolio declares and pays income dividends at least annually on its shares. The Global Government Bond Portfolio declares and pays income dividends monthly. Each fund makes annual distributions of capital gains, if any, on its shares. If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no initial or deferred sales charges.

   Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the transfer agent should notify the transfer agent in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

   The per share dividends on Class B and Class L shares of each fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of a fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

   SBFM serves as each fund's investment manager. The Manager is a wholly owned subsidiary of CGM. CGM is a wholly owned subsidiary of Citigroup. The Manager was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware limited liability company in 1999. As of December 31, 2003 the Manager had aggregate assets under management of approximately $97 billion. The Manager is located 399 Park Avenue, New York, New York 10022. The term "Smith Barney" in the title of the Company and the funds has been adopted by permission of CGM and is subject to the right of CGM to elect that the Company stop using the term in any form or combination of its name.

   The Manager manages the day-to-day operations of each fund pursuant to a management agreement entered into by the Company on behalf of the fund under which the Manager is responsible for furnishing or causing to be furnished to the fund advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the fund and furnishes the fund with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Company. By written agreement the Research and other departments and staff of CGM furnish the Manager with information, advice and assistance and are available for consultation on the fund, thus

CGM may also be considered an investment adviser to the Company. CGM's services are paid for by the Manager on the basis of direct and indirect costs to CGM of performing such services; there is no charge to the Company for such services. For the services provided by the Manager, the management agreement provides that each fund will pay the Manager an annual fee calculated as a percentage of the fund's average daily net assets, paid monthly.

   The Management Agreement for the Global Government Bond Portfolio provides for an annual fee calculated at the rate of 0.75% of the fund's average daily net assets, paid monthly; the Management Agreement for the International All Cap Growth Portfolio provides for an annual fee calculated at the rate of 0.85% of the fund's average daily net assets, paid monthly.

   For the fiscal years 2001, 2002 and 2003 the management fees for each fund were as follows:

      Fund                                   2001       2002       2003
      ----                                ---------- ---------- ----------
      International All Cap Growth
        Portfolio........................ $7,868,424 $4,892,936 $3,394,822
      Global Government Bond Portfolio... $  826,540 $  750,295 $  689,319

   Each Management Agreement provides that all other expenses not specifically assumed by the Manager under the Management Agreement on behalf of the fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians (including amounts as custodian and amounts for keeping books and for rendering other services to the Company) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the Company's shares and the Company under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incidental to the Company's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each fund; general corporate expenses are allocated on the basis of the relative net assets.

   The Manager also acts as investment adviser to numerous other open-end investment companies. CGM also advises profit-sharing and pension accounts. CGM and its affiliates may in the future act as investment advisers for other accounts.

   The Management Agreement with respect to each fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Company's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Non-Interested Directors of the fund's board with such Non-Interested Directors casting votes in person at a meeting called for such purpose. In approving the continuation of each fund's Management Agreement, the board, including the Non-Interested Directors, (1) considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the fund, (2) compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and (3) analyzed the expenses incurred by the Manager with respect to the fund. The board also considered each fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the Manager from brokers-dealers who execute transactions on behalf of each fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Management Agreement was in the best interests of each fund and its shareholders. The Non-Interested Directors were advised by separate independent legal counsel throughout the process. Each fund or the Manager may terminate the Management Agreement with respect to that fund on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Proxy Voting Guidelines and Procedures. Although individual board members may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is a summary of the guidelines and procedures that each fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the Manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with each fund's investment objectives.

   Distributor. Effective June 5, 2000, each fund has entered into an agreement with CGM to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement. CGM is an affiliate of the Manager.

   Commissions on Class A Shares. For the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 the aggregate dollar amounts of commissions received by CGM on the sale of Class A shares were as follows:

                                                        Class A
                                               --------------------------
                                               11/01/00 11/01/01 11/01/02
                                               through  through  through
      Name of Fund                             10/31/01 10/31/02 10/31/03
      ------------                             -------- -------- --------
      Global Government Bond Portfolio........ $ 15,000 $  8,000 $ 13,000
      International All Cap Growth Portfolio..  425,000  238,000  160,000

   Commissions on Class B Shares. For fiscal year ended October 31, 2001, the aggregate dollar amount of commissions received by CGM on the sale of Class B shares were as follows:

                                                        Class B
                                                    ----------------
                                                    11/01/00 through
           Name of Fund                                 10/31/01
           ------------                             ----------------
           Global Government Bond Portfolio........     $      0
           International All Cap Growth Portfolio..      101,001

   Commissions on Class L Shares.   For the fiscal years ended October 31,
2001, October 31, 2002 and October 31, 2003, the aggregate dollar amounts of commissions received by CGM on the sale of Class L shares were as follows:

                                                              Class L
                                         --------------------------------------------------
                                         11/01/00 through 11/01/01 through 11/01/02 through
Name of Fund                                 10/31/01         10/31/02         10/31/03
------------                             ---------------- ---------------- ----------------
Global Government Bond Portfolio........     $     0          $ 1,000          $ 4,000
International All Cap Growth Portfolio..      99,000           29,000           13,000

   Deferred Sales Charges on Class A, B and L Shares. For the 2001, 2002, and 2003 fiscal years, the following deferred sales charges were paid to CGM on redemptions of the funds' shares:

                                                           Class A
                                         --------------------------------------------
                                          Fiscal Year    Fiscal Year    Fiscal Year
Name of Fund                             Ended 10/31/01 Ended 10/31/02 Ended 10/31/03
------------                             -------------- -------------- --------------
Global Government Bond Portfolio........    $     0        $ 8,000        $     0
International All Cap Growth Portfolio..     68,000         21,000         88,000

                                                           Class B
                                         --------------------------------------------
                                          Fiscal Year    Fiscal Year    Fiscal Year
Name of Fund                             Ended 10/31/01 Ended 10/31/02 Ended 10/31/03
------------                             -------------- -------------- --------------
Global Government Bond Portfolio........    $  3,000       $ 3,000        $ 1,000
International All Cap Growth Portfolio..     164,000        81,000         37,000


                                                           Class L
                                         --------------------------------------------
                                          Fiscal Year    Fiscal Year    Fiscal Year
Name of Fund                             Ended 10/31/01 Ended 10/31/02 Ended 10/31/03
------------                             -------------- -------------- --------------
Global Government Bond Portfolio........    $     0         $    0         $1,000
International All Cap Growth Portfolio..     16,000          2,000          1,000

   Distribution Arrangements. To compensate CGM for the services it provides and for the expenses it bears, each fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. The service fee is primarily used to pay Smith Barney Financial Consultants for servicing shareholder accounts. In addition, each fund pays CGM a distribution fee with respect to Class B and Class L shares to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. For the Global Government Bond Portfolio the Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.45% of the value of the fund's average daily net assets attributable to the shares of the respective Class. For International All Cap Growth Portfolio, the Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average net assets attributable to the shares of the respective Class.

   Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by CGM and the payments may exceed distribution expenses actually incurred. The Company's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by CGM, amounts received under the Plan and proceeds of the deferred sales charges.

   For the 2001, 2002 and 2003 fiscal years, the following distribution and service fees were accrued and/or paid to CGM:

                                                         Class A
                                           -----------------------------------
                                           Fiscal Year Fiscal Year Fiscal Year
                                              Ended       Ended       Ended
  Name of Fund                              10/31/01    10/31/02    10/31/03
  ------------                             ----------- ----------- -----------
  Global Government Bond Portfolio........ $  134,863   $122,635    $116,714
  International All Cap Growth Portfolio..    788,895    416,060     311,285

                                                         Class B
                                           -----------------------------------
                                           Fiscal Year Fiscal Year Fiscal Year
                                              Ended       Ended       Ended
  Name of Fund                              10/31/01    10/31/02    10/31/03
  ------------                             ----------- ----------- -----------
  Global Government Bond Portfolio........ $   32,221   $ 18,103    $ 19,531
  International All Cap Growth Portfolio..  1,272,475    669,542     392,100

                                                         Class L
                                           -----------------------------------
                                           Fiscal Year Fiscal Year Fiscal Year
                                              Ended       Ended       Ended
  Name of Fund                              10/31/01    10/31/02    10/31/03
  ------------                             ----------- ----------- -----------
  Global Government Bond Portfolio........ $   12,747   $ 13,623    $ 17,416
  International All Cap Growth Portfolio..  1,229,074    702,759     502,240

   For the fiscal year ended October 31, 2003, CGM incurred the following distribution expenses for the funds:

                                                                       Marketing
                                                                          and
                                                              Branch  Advertising Printing
Fund Name                                    FC Compensation Expenses  Expenses   Expenses   Total
---------                                    --------------- -------- ----------- -------- ----------
Global Government Portfolio........... A        $ 50,895     $ 89,835   $    --    $   --  $  140,730
                                       B          11,364       25,341     1,407     2,111      40,223
                                       L           7,994       15,286     1,139     1,656      26,075
                                                --------     --------   -------    ------  ----------
                                       Total      70,253      130,462     2,546     3,767     207,028

International All Cap Growth Portfolio A        $169,853     $319,802   $    --    $   --  $  489,655
                                       B         268,735      196,971    11,010       599     477,315
                                       L         287,884      396,365    40,151     3,150     727,549
                                                --------     --------   -------    ------  ----------
                                       Total     726,472      913,138    51,161     3,749   1,694,519

   CGM will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plans and may be paid from amounts received by CGM from the Company under the Plans.

Brokerage and Portfolio Transactions

   The Manager is responsible for allocating the Company's brokerage. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, CGM. No fund will deal with CGM in any transaction in which CGM acts as principal.

   The Company attempts to obtain the most favorable execution of each portfolio transaction in each fund, that is, the best combination of net price and prompt reliable execution. In the Manager's opinion, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the Manager takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

   In placing orders for fixed income securities, the Manager seeks to obtain the best net results. The Manager has no agreement or commitment to place orders with any broker-dealer. Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. United States and foreign government securities and money market instruments are generally traded in the OTC markets. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on Futures, currency and options transactions purchased on behalf of the funds. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets.

   Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. These various services may, however, be useful to the Manager or CGM in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company. For the fiscal year ended October 31, 2003, neither fund directed brokerage transactions to brokers because of research services provided.

   The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to CGM must be "reasonable and fair compared to the commission fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the Manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews. In all trades directed to CGM, the Company has been assured that its orders will be accorded priority over those received from CGM for its own accounts or for any of its directors, officers or employees. The Company will not deal with CGM in any transaction in which CGM acts as principal.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   The Company effects transactions with a view towards attaining each fund's investment objective, and although it is not limited by a predetermined rate of portfolio turnover, it is expected that the annual turnover rate for each of the International All Cap Growth Portfolio and the Global Government Bond Portfolio will not exceed 100% in normal circumstances. A high portfolio turnover results in correspondingly greater transaction costs in the form of brokerage commissions or dealer spreads that a fund will bear directly, and may result in the realization of net capital gains, distributions of which are taxable to shareholders. For the fiscal years ended October 31, 2002 and 2003, the International All Cap Growth Portfolio had portfolio turnover rates of 30% and 47%, respectively, and the Global Government Bond Portfolio had portfolio turnover rates of 29% and 29%, respectively.

   Shown below are the total brokerage commissions paid by the Company on behalf of the International All Cap Growth Portfolio during 2001, 2002, and 2003. Also shown is the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During fiscal year 2003, the total amount of commissionable transactions was $441,503,932, of which $2,599,320 (0.59%) was directed to CGM and executed by unaffiliated brokers and $438,904,612 (99.41%) of which was directed to other brokers. During fiscal year 2002, the total amount of commissionable transactions was $492,354,500 of which $9,624,830 (1.95%) was directed to CGM and executed by unaffiliated brokers and $482,729,670 (98.05%) of which was directed to other brokers. During fiscal year 2001, the total amount of commissionable transactions was $351,067,249, of which $40,766,160 (11.61%) was directed to CGM and executed by unaffiliated brokers and $310, 301,089 (88.39%) of which was directed to other brokers.

       Brokerage Commissions for International All Cap Growth Portfolio

                               Total        To CGM         To Others
                             ---------- -------------  ----------------
        2001................ $  778,986 $89,720 11.52% $  689,266 88.48%
        2002................  1,153,836  23,327  2.02   1,130,509 97.98
        2003................    927,137   5,162  0.56     921,975 99.44

   During fiscal years 2001, 2002 and 2003, no brokerage commissions were paid by the Company on behalf of Global Government Bond Portfolio.

   For the fiscal year ended October 31, 2003, the funds did not hold securities issued by its regular broker-dealers.

                                   CUSTODIAN

   Portfolio securities and cash of the funds are held in the custody of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110.

                             INDEPENDENT AUDITORS

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Company's independent auditors to examine and report on the financial statements and financial highlights of the Company for its fiscal year ending October 31, 2004.

                                    VOTING

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Company. At such a meeting, a director may be removed after the holders of record of at least a majority of the outstanding shares of the Company have voted that the director be removed by votes cast in person or by proxy. The Company will assist shareholders in calling such a meeting. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

   As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected fund or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected fund or class) are represented at the meeting in person or by proxy.

   The following table lists the shareholders who of record or beneficially owned at least 5% of the outstanding shares of a particular class of shares of a fund of the Company as of February 13, 2004.

GLOBAL GOVERNMENT BOND PORTFOLIO--CLASS L                     Percentage of Shares
-----------------------------------------                     --------------------
     Alberto M. Roca                                                 7.0471
     SSB IRA Rollover Custodian
     13702 Teal Shore Ct.
     Houston, TX 77077-3421

     Alan F. Erwin, TTEE                                             6.4786
     Myra W. Erwin, TTEE/FBO
     Alan F. Erwin TR
     Myra W. Erwin TR
     Ten in Com UAD 04/05/63
     300 Grandview Drive
     Ashland, OR 97520-6616

     Anwar S. Choudhry TTES                                          5.7035
     Anwar S Choudhry MDSC
     Profit Sharing Plan & Trust
     U/A/D 10-10-92
     149 Tomlin Circle
     Burridge, IL 60521-4886

GLOBAL GOVERNMENT BOND PORTFOLIO--CLASS Y                     Percentage of Shares
-----------------------------------------                     --------------------
     Smith Barney Series, Inc.                                      46.7118
     Allocation Balanced
     State Street Bank
     Attn: James Casey
     Two World Financial Center
     225 Liberty Street, 24th Fl
     New York, NY 10281-1008

     Smith Barney Series, Inc.                                      29.2299
     Select Balanced
     State Street Bank
     Attn: James Casey
     Two World Financial Center
     225 Liberty Street, 24th Fl
     New York, NY 10281-1008

     Smith Barney Series, Inc.                                      14.8744
     Allocation Conservative
     State Street Bank
     Attn: James Casey
     Two World Financial Center
     225 Liberty Street, 24th Fl
     New York, NY 10281-1008

     Srs. Of Providence Community Support Trust                     9.1837
     Intl. Inv.
     Attn: Sr. Nancy Reynolds, SP
     General Admin. Owens Hall
     St. Mary of the Woods, IN 47876-1096


INTERNATIONAL ALL CAP GROWTH PORTFOLIO--CLASS Y             Percentage of Shares
-----------------------------------------------             --------------------
    Smith Barney Series, Inc.                                     32.4190
    Allocation Growth
    State Street Bank
    Attn: James Casey
    Two World Financial Center
    225 Liberty Street, 24th Fl
    New York, NY 10281-1008

    Smith Barney Series, Inc.                                     27.9148
    Allocation High Growth
    State Street Bank
    Attn: James Casey
    Two World Financial Center
    225 Liberty Street, 24th Fl
    New York, NY 10281-1008

    Smith Barney Series, Inc.                                     10.5058
    Allocation Balanced
    State Street Bank
    Attn: James Casey
    Two World Financial Center
    225 Liberty Street, 24th Fl
    New York, NY 10281-1008

    Smith Barney Series, Inc.                                      9.7102
    Select Growth
    State Street Bank
    Attn: James Casey
    Two World Financial Center
    225 Liberty Street, 24th Fl
    New York, NY 10281-1008

    Smith Barney Series, Inc.                                      8.0349
    Select Balanced
    State Street Bank
    Attn: James Casey
    Two World Financial Center
    225 Liberty Street, 24th Fl
    New York, NY 10281-1008

    Smith Barney Series, Inc.                                      6.1107
    Select High Growth
    State Street Bank
    Attn: James Casey
    Two World Financial Center
    225 Liberty Street, 24th Fl
    New York, NY 10281-1008

                      OTHER INFORMATION ABOUT THE COMPANY

   General. The Company, an open-end management investment company, was incorporated in Maryland on March 22, 1991. The Company has an authorized capital of 1,000,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of six series of shares, each representing shares in one of six separate funds and may authorize the issuance of additional series of shares in the future. The assets of each fund are segregated and separately managed and a shareholder's interest is in the assets of the fund in which he or she holds shares. Class A, Class B, Class L and Class Y shares of a fund represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to a particular Class.

   Shareholder Meetings. As described under "Voting," the Company ordinarily will not hold meetings of shareholders annually; however, shareholders have the right to call a meeting upon a vote of 10% of the Company's outstanding shares for the purpose of voting to remove directors, and the Company will assist shareholders in calling such a meeting. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in the Prospectus.

   Minimum Account Size. The Company reserves the right to involuntarily liquidate any shareholder's account in a fund if the aggregate net asset value of the shares held in that fund account is less than $500. (If a shareholder has more than one account in that fund, each account must satisfy the minimum account size.) The Company, however, will not redeem shares based solely on market reductions in net asset value. Before the Company exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

   Styles of Fund Management. In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

       The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

       We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

       Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

       Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

   Transfer Agent and Sub-Transfer Agent: Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004 serves as the Transfer Agent and shareholder services agent for the fund. PFPC Inc., located at P.O. Box 9699 Providence, R.I. 02940-9699, serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

   Annual Reports. Management's discussion and analysis, and additional performance information regarding the funds during the fiscal year ended October 31, 2003, is included in the annual reports dated October 31, 2003. A copy of the annual reports may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Company at the address or phone number listed on page one of this statement of additional information.

   The Company sends its shareholders an unaudited semi-annual report and an audited annual report, which include listings of the investment securities held by the Company at the end of the period covered. In an effort to reduce the Company's printing and mailing costs, the Company consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the transfer agent.

                             FINANCIAL STATEMENTS

   The Company's 2003 Annual Reports to Shareholders (each filed on January 2, 2004; Accession number 0001193125-04-000130), are incorporated herein by reference in their entirety.

                                                                     APPENDIX A

              RATINGS OF DEBT OBLIGATIONS BOND (AND NOTE) RATINGS

Moody's

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Ca--Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C--Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

   AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B and CCC--Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree if speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

                           COMMERCIAL PAPER RATINGS

Moody's

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                                                     APPENDIX B

                SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

   The Board of Directors of the fund has delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients. In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.

   The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                      B-2